SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 10, 1997
                                                --------------------------------

                           Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                  1-12484            06-1274088
         ---------------           ------------       -------------------
         (State or other           (Commission        (IRS Employer
         jurisdiction of           File Number)       Identification No.)
         incorporation)

         388 Greenwich Street, New York, NY                        10013
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      (Address of principal executive offices)                   (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                           SMITH BARNEY HOLDINGS INC.
                           CURRENT REPORT ON FORM 8-K

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             EXHIBITS:

Exhibit No.  Description
-----------  -----------

   1.01 Terms Agreement, dated March 10, 1997, among the Company and Smith Barney Inc., CS First Boston Corporation, Chase Securities, Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 7% Notes due March 15, 2004.

   4.01      Form of Note for the Company's 7% Notes due March 15, 2004.


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

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 11, 1997                        SMITH BARNEY HOLDINGS INC.


                                             By: /s/ Firoz B. Tarapore
                                                ----------------------
                                                Firoz B. Tarapore
                                                Assistant Treasurer


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